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                          THE PARKSTONE ADVANTAGE FUND

                     Supplement dated December 28, 1998 to
                      Prospectus dated September 18, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

1. Change in Adviser. Effective December 1, 1998, Gulfstream Global Investors, Ltd. is no longer serving as sub-investment adviser to the Parkstone International Discovery Fund. National City Investment Management Company will manage this Fund under the terms of the existing investment advisory agreement.

2. Change in Investment Policies to the International Discovery Fund. At a meeting on November 19, 1998, the Board of Trustees of the Parkstone Advantage Fund approved a change in investment policy for the Parkstone Advantage International Discovery Fund (the "Fund"). The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund does not presently intend to invest in common stock of domestic companies.

   The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, will not be an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund will not presently make investments in markets where, in the judgement of the adviser, property rights are not defined and supported by adequate legal infrastructure. More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PK-SUPP3